Exhibit 16.1

LETTER FROM DELOITTE & TOUCHE LLP

June 8, 2004

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:
We have read Item 4 of Northern Technologies International Corporation’s Form 8-K dated June 8, 2004, and have the following comments:

1.	We agree with the statements made in paragraphs (ii), (iv), (v), and (vi) contained in Item 4(a).
2.	We have no basis on which to agree or disagree with the statements made in Item 4(a)(i), 4(a)(iii), and 4(b).

Yours truly,
Deloitte & Touche L.L.P.